EXHIBIT 5

                               FORM OF APPLICATION

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                                                                       EXHIBIT 5
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[Logo] PHOENIX     PHL VARIABLE INSURANCE COMPANY
                   REGULAR MAIL: Phoenix Annuity Mail Operations                    PHOENIX INVESTOR'S EDGE(SM)
                                 PO Box 8027, Boston MA 02266-8027                  VARIABLE ANNUITY APPLICATION
                   EXPRESS MAIL: Phoenix Annuity Mail Operations
                                 66 Brooks Drive, Suite 8027, Braintree MA 02184
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ANNUITANT
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Name (Print as desired in contract)

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Social Security Number            |    |    |   _|_   |   _|_   |    |    |    |
                                  |    |    |    |    |    |    |    |    |    |
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Date of Birth                                     |Sex [] Male
                                                  |    [] Female
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Address (Number and Street)

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City                                        State      ZIP Code

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Phone                   |    |    |    |   /|    |    |   _|_   |    |    |    |
                        |    |    |    | /  |    |    |    |    |    |    |    |
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JOINT ANNUITANT - (If any)

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Name

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Social Security Number            |    |    |   _|_   |   _|_   |    |    |    |
                                  |    |    |    |    |    |    |    |    |    |
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Date of Birth                                     |Sex [] Male
                                                  |    [] Female
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Address (Number and Street)

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City                                        State      ZIP Code

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Phone                   |    |    |    |   /|    |    |   _|_   |    |    |    |
                        |    |    |    | /  |    |    |    |    |    |    |    |
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OWNER
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Name (Print as desired in contract)

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Social Security Number /          |    |    |   _|_   |   _|_   |    |    |    |
Federal I.D.                      |    |    |    |    |    |    |    |    |    |
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Date of Birth                                     |Sex [] Male
                                                  |    [] Female
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Address (Number and Street)

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City                                        State      ZIP Code

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Phone                   |    |    |    |   /|    |    |   _|_   |    |    |    |
                        |    |    |    | /  |    |    |    |    |    |    |    |
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JOINT OWNER - (If any)
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Name (Print as desired in contract)

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Social Security Number /          |    |    |   _|_   |   _|_   |    |    |    |
Federal I.D.                      |    |    |    |    |    |    |    |    |    |

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Date of Birth     |Relationship to Owner          |Sex [] Male
                  |                               |    [] Female
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BENEFICIARY DESIGNATION -
(All to share equally unless otherwise specified)

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         Name                          |      Relationship       |       %
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INITIAL PREMIUM
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Initial Premium with Application $ ___________________________
Make Premium Payment check payable to "PHOENIX".
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PLAN TYPE - (Select one)
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A.   Nonqualified
     [ ] Initial
     [ ] 1035 Exchange  $____________________
B.   Qualified

     [ ] New Contribution  ____________________
     [ ] Transfer
     [ ] Rollover
     Type of Qualified Plan
     [ ] Traditional IRA [ ] SEP IRA [ ] Roth IRA [ ] Simple IRA
     [ ] 403(b) Rollover [ ] 401(a) Qualified Plan

DEATH BENEFIT OPTIONS

[ ] Option 1 - Return of Premium  [ ] Option 3 - Relief Amount*
[ ] Option 2 - Annual Step-Up*
*May not be available for qualified plans

SOURCE OF FUNDS

[ ] Initial [ ] Transfer [ ] Rollover [ ] 1035
Estimated Transfer/1035 $ _______________________

REPLACEMENT - (Attach appropriate exchange forms)

Are there any life insurance policies or annuity contracts owned by or on the life of the applicant or the insured or the owner or the annuitant?
  [ ] Yes  [ ] No
Will this annuity replace any existing life insurance or annuity?
  [ ] Yes  [ ] No
Details:_____________________________________________
Company:_____________________________________________
Contract No.:________________________________________

SPECIAL REMARKS

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OL3173                                                                      8-01

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PREMIUM PAYMENT ALLOCATION - (Whole percentages - must total 100%)
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  _____ % AIM V.I. Capital Appreciation Fund
  _____ % AIM V.I. Value Fund
  _____ % Alger American Leveraged AllCap Portfolio
  _____ % Deutsche VIT Equity 500 Index Fund
  _____ % EAFE Equity Index Fund
  _____ % Federated High Income Bond II
  _____ % Federated US Government Securities I
  _____ % Fidelity VIP Contrafund Portfolio
  _____ % Fidelity VIP Growth Portfolio
  _____ % Fidelity VIP Growth Opportunity Portfolio
  _____ % Mutual Shares Securities Fund - Class 2
  _____ % Phoenix-Aberdeen International Series
  _____ % Phoenix-Aberdeen New Asia Series
  _____ % Phoenix-AIM Mid Cap Equity Series
  _____ % Phoenix-Alliance/Bernstein Growth and Value Series
  _____ % Phoenix-Deutsche Dow 30 Series
  _____ % Phoenix-Deutsche Nasdaq-100 Index Series
  _____ % Phoenix-Duff & Phelps Real Estate Securities Series
  _____ % Phoenix-Engemann Capital Growth Series
  _____ % Phoenix-Engemann Nifty Fifty Series
  _____ % Phoenix-Engemann Small and Mid-Cap Growth
  _____ % Phoenix-Goodwin Money Market Series
  _____ % Phoenix-Goodwin Multi-Sector Fixed Income Series
  _____ % Phoenix-Hollister Value Equity Series
  _____ % Phoenix-J.P. Morgan Research Enhanced Index Series
  _____ % Phoenix-Janus Equity Income Series
  _____ % Phoenix-Janus Flexible Income Series
  _____ % Phoenix-Janus Growth Series
  _____ % Phoenix-MFS Investors Growth Stock Series
  _____ % Phoenix-MFS Investors Trust Series
  _____ % Phoenix-MFS Value Series
  _____ % Phoenix-Morgan Stanley Focus Equity Series
  _____ % Phoenix-Oakhurst Balanced Series
  _____ % Phoenix-Oakhurst Growth and Income Series
  _____ % Phoenix-Oakhurst Strategic Allocation Series
  _____ % Phoenix-Sanford Bernstein Global Value Series
  _____ % Phoenix-Sanford Bernstein Mid-Cap Value Series
  _____ % Phoenix-Sanford Bernstein Small-Cap Value Series
  _____ % Phoenix-Seneca Strategic Theme Series
  _____ % Technology Portfolio
  _____ % Templeton Asset Strategy Fund-Class 2
  _____ % Templeton Developing Markets Securities Fund-Class 2
  _____ % Templeton Growth Securities Fund-Class 2
  _____ % Templeton International Securities Fund-Class 2
  _____ % Wanger Foreign Forty
  _____ % Wanger International Small Cap
  _____ % Wanger Twenty
  _____ % Wanger U. S. Small Cap
  _____ % Guaranteed Interest Account (GIA)
  _____ % MVA - 3 Year (not available in all states)
  _____ % MVA - 5 Year
  _____ % MVA - 7 Year
  _____ % MVA - 10 Year
  _____ % Other _____________________________________________

Subsequent payments will be invested as indicated in Premium Payment Allocation above unless the Company is otherwise instructed.
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DOLLAR COST AVERAGING - (DCA)
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[ ] I elect DCA for a period of ________ months (6-12 months for GIA)
Transfer $____________________ Frequency: [ ] Monthly [ ] Quarterly
[ ] Semi-Annual [ ] Annually
From sending Subaccount (choose one) [ ]___________________ [ ]GIA
To Receiving Subaccounts
______________________   ___________%  ______________________   ___________%
______________________   ___________%  ______________________   ___________%
______________________   ___________%  ______________________   ___________%
______________________   ___________%  ______________________   ___________%
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ASSET REBALANCING - (not available if DCA is in effect)
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Rebalancing is available ONLY for the variable Subaccounts
[ ] Yes, rebalance the variable Subaccounts according to the Premium Allocation.
Frequency:    [ ] Monthly    [ ] Quarterly   [ ] Semi-Annual    [ ] Annually
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SYSTEMATIC WITHDRAWALS
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All partial withdrawals will be executed on each contract monthly anniversary following receipt of the Systematic Withdrawal request.
The withdrawal amount will be deducted proportionately from the existing Subaccounts.

Withdrawal Amount  $____________________  Frequency:    [ ] Monthly
[ ] Quarterly   [ ] Semi-Annual    [ ] Annually
[ ] Electronically deposit my payments to Bank Account Number _________________ Bank Routing Number _____________________
Federal Taxes will automatically be withheld at a rate of 10% unless you indicate below a different percentage or elect no to have taxes withheld.
[ ] Withhold Federal Taxes at a rate of ______ %    [ ] Do not withhold Taxes
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OL3173                                                                      8-01
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TELEPHONE / ELECTRONIC AUTHORIZATION
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I will receive this privilege automatically. By checking "Yes", I am authorizing and directing Phoenix to act on telephone or electronic instructions from any other person(s) who can furnish proper identification. Phoenix will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, Phoenix and its affiliates and their directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.
[ ] Yes [ ] No
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ELECTRONIC DELIVERY AUTHORIZATION
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By checking "Yes", I am authorizing Phoenix to provide my statements, prospectuses and other information electronically. I understand that I must have internet access to use this service and there may be access fees charged by the internet service provider. [ ] Yes [ ] No
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OWNER(S) ACKNOWLEDGEMENTS
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The following states require the applicant to acknowledge the information below that pertains to his or her specific state.
   ARKANSAS        KENTUCKY         NEW MEXICO         OHIO         PENNSYLVANIA
   Any person who knowingly and with intent to defraud any insurance company or other person and who files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading information concerning any false materials thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.
   ARIZONA - Upon your written request, we will provide you within a reasonable period of time reasonable factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within twenty days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent.
   COLORADO - It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.
   DISTRICT OF COLUMBIA - WARNING. It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.
   FLORIDA        GEORGIA        VERMONT
   Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information may be guilty of a felony of the third degree.
   LOUISIANA       OREGON
   Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit, or knowingly presents false information in an application for insurance, is guilty of a crime and may be subject to fines and confinement in prison.
   NEW JERSEY - Any person who includes any false or misleading information on an application for an annuity contract is subject to criminal and civil penalties.

[ ] I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI).

I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application. I (owner) confirm that any Social Security/Taxpayer ID Number is correct as it appears on this application.

Owner's Signature ________________Joint Owner's Signature ______________________
Annuitant's Signature _____________________________________(if other than owner)
Signed at ______________________________  ______________________________________
                     City, State                        Date

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? [ ] Yes [ ] No
Are there any life insurance policies or annuity contracts owned by or on the life of the applicant or the insured or the owner or the annuitant?
[ ] Yes [ ] No

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Licensed Agent _____________________  ____________________  _____________________  ____________
               Signature              Print Name            Agent ID Number        % Shares
Licensed Agent _____________________  ____________________  _____________________  ____________
               Signature              Print Name            Agent ID Number        % Shares
               ___________________________  ____________________________
               Bank or Broker/Dealer Firm   Address
               _____________________  ___________________  ___________________________________________
               Date                   Telephone            Licensed I.D. No. (for Florida Agents only)
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OL3173                                                                      8-01